UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period:	November 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

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Putnam Convertible Securities Fund

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FUND SYMBOL
CLASS A
PCONX

Putnam Convertible Securities Fund

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Consider these risks before investing: Convertible securities prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets and factors related to a specific issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Message from the Trustees

June 9, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Two different investment objectives — seeking current income and seeking capital appreciation potential — typically dictate an investor’s preference for bonds or stocks. But with Putnam Convertible Securities Fund, investors can pursue both of these objectives at the same time.

Hybrid securities with the characteristics of stocks and bonds

Typically issued as bonds or preferred stock, convertibles offer investors the ability to “convert” their convertible shares into shares of common stock. This feature allows investors to profit from the potential price appreciation of the convertible issuer’s underlying stock. At the same time, convertibles offer both income potential and downside protection through their fixed-income characteristics.

Source: Putnam, as of 12/31/16. All returns are annualized. Index performance is not indicative of Putnam fund performance or a guarantee of future results. You cannot invest in an index.

2 Convertible Securities Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the BofA Merrill Lynch U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/17. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 14.

Convertible Securities Fund 3

Eric N. Harthun, CFA
Portfolio Manager

Eric has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Robert L. Salvin
Portfolio Manager

Rob has an M.B.A. from the Booth School of Business, University of Chicago, and a B.S. from The Wharton School, University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

How was the market environment for U.S. convertible securities during the six months ended April 30, 2017?

ERIC Convertible securities gained ground during the reporting period — helped in large measure by their underlying equity sensitivity. Despite the uncertainty around the effects of President Trump’s policies on the U.S. economy, speculation that his administration and a Republican-controlled Congress would pursue pro-growth policies helped many stock market indexes achieve all-time highs. In this environment, investors’ appetite for riskier assets generally rose, despite some pauses, as the markets questioned whether geopolitical developments would tarnish an improving global economic outlook.

The fixed-income markets faced headwinds as the improving economic outlook and the inflationary pressure and higher deficits that could result from President Trump’s pro-growth agenda increased expectations for continued tightening by the Federal Reserve. With the unemployment rate below 5% and consumer and business confidence improving, the Fed raised its benchmark interest rate to 0.75% on December 14, 2016, and to 1% on March 15,

4 Convertible Securities Fund

Allocations are shown as a percentage of the fund’s net assets as of 4/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund 5

2017. While these increases were widely expected, the markets were looking for hints about the future pace of rate increases in 2017. In her March press conference, Fed Chair Janet Yellen stated that the “simple message is that the economy is doing well.” The markets reacted positively, as her comments did not appear to signal a faster pace of rate increases for the balance of the year, suggesting that the Fed hadn’t fallen behind in its effort to contain inflation.

How did the fund perform in this environment?

ROB For the six months ended April 30, 2017, the fund delivered positive performance that outperformed its Lipper peer group average but underperformed its benchmark, the BofA Merrill Lynch U.S. Convertible Index.

Positive security selection within communication services contributed strongly to the fund’s positive performance. Security selection within financials also added to gains.

Security selection within technology was the largest detractor relative to the benchmark, as the sector was one of the best performing within the index for the reporting period. Underweight positioning in more growth-oriented companies such as Advanced Micro Devices and Nvidia detracted on a relative basis. Security selection in health care and consumer staples also negatively affected relative performance.

What holdings helped the fund’s performance relative to the benchmark during the reporting period?

ERIC Within the health-care sector, Ariad Pharmaceuticals, an innovator in targeted oncology therapies, saw a steep rise in its underlying stock due to a $4.6 billion takeover by Takeda Pharmaceutical, a Japanese company. This represented a 75% premium to Ariad’s stock price on the trading day preceding the takeover offer. As a result, the fund’s overweight position in this biotechnology firm contributed to performance.

Our decision to maintain an underweight position in fiber optic cable/communications company Frontier Communications also was beneficial for performance. The company has a large amount of scheduled debt maturities approaching, which led management to announce a reduction in its common stock dividend just after the close of the reporting period. Our position in Frontier Communications was sold in the reporting period.

The fund’s overweight positioning to T-Mobile benefited performance due to strong operating performance and the increased likelihood of a merger with Sprint. In February, Sprint’s parent company, Softbank Group, reported that they would be willing to give up partial control of Sprint, dependent upon the merger.

What holdings detracted most from the fund’s performance relative to the benchmark during the reporting period?

ROB The top detractor for the period was an out-of-benchmark position in Teva Pharmaceuticals. Early in the period, on the heels of a drug pricing probe and the disputed validity of a drug patent, Teva’s profit and revenue expectations declined. As a result, the price of the underlying stock declined, and our position in Teva Pharmaceuticals was sold by period-end.

After a period of strong appreciation, we trimmed the fund’s position in Advanced Micro Devices, a manufacturer of video/graphic microchips. However, the company’s solid fourth-quarter results in 2016 and excitement about expected new product launches led to outperformance of the underlying stock. As such, the fund’s reduced exposure to this holding dampened performance for the period.

6 Convertible Securities Fund

An underweight position in biopharmaceutical company Incyte also held back fund returns. The underlying stock soared on news that Incyte will collaborate with Merck on a clinical development program to test the combination of their two cancer drugs.

What is your outlook, and how does it influence the fund’s positioning going forward?

ERIC Despite the growing uncertainty regarding President Trump’s ability to implement his proposed policies and their effect on the U.S. economy, the convertibles market continued to advance during the period. Although we believe it is unlikely that we will see any economic effects of policy changes in the near term, the economy’s underlying pace of demand should help keep 2017 gross domestic product on pace for approximately 2%, in our opinion. In addition, the first-quarter 2017 earnings season was the strongest since 2011, with year-over-year earnings up 15%. Against this backdrop, we believe that convertibles could benefit from upside stock appreciation but also provide downside protection if volatility rises.

Economic data have strengthened the argument that more Fed interest-rate hikes could be in store in 2017. If interest rates continue to rise, we expect convertible securities’ naturally shorter duration will support the asset class, which has historically performed well in rising-rate environments. Since the Fed’s announcement of an interest-rate hike at its March meeting, convertibles demonstrated this tendency, remaining in positive territory and outperforming the S&P 500 Index and the Russell 2000 Index.

We have seen a surge in convertible issuance due to improved market sentiment during the period, which has led issuers to take advantage of rising equity prices to offer aggressively priced convertible securities with terms that are favorable for issuers. On a year-over-year basis, new issuance for April 2017 reflected an increase of 82%, and is a sign of an active and a healthy convertibles market, in our opinion.

In terms of positioning, we expect to continue to harvest securities in which the stock prices underlying convertibles see sharp appreciation in value. We have typically replaced these

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Convertible Securities Fund 7

highly equity-sensitive positions with more balanced convertibles that trade closer to par. Additionally, with few common stocks or straight corporate bonds in the fund, we believe the fund’s pure-play convertible portfolio sets it apart from its peers.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (6/29/72)
Before sales charge	9.71%	70.42%	5.48%	51.75%	8.70%	13.87%	4.42%	17.41%	9.76%

After sales charge	9.56	60.62	4.85	43.02	7.42	7.32	2.38	10.66	3.44

Class B (7/15/93)
Before CDSC	9.51	60.51	4.85	46.20	7.89	11.29	3.63	16.48	9.31

After CDSC	9.51	60.51	4.85	44.20	7.59	8.34	2.71	11.48	4.31

Class C (7/26/99)
Before CDSC	8.88	58.09	4.69	46.16	7.89	11.28	3.63	16.50	9.31

After CDSC	8.88	58.09	4.69	46.16	7.89	11.28	3.63	15.50	8.31

Class I (3/3/15)
Net asset value	9.83	75.25	5.77	54.13	9.04	15.02	4.78	17.82	9.96

Class M (3/13/95)
Before sales charge	9.05	62.11	4.95	48.01	8.16	12.13	3.89	16.77	9.46

After sales charge	8.96	56.43	4.58	42.83	7.39	8.20	2.66	12.68	5.63

Class R (12/1/03)
Net asset value	9.43	66.22	5.21	49.81	8.42	12.94	4.14	17.06	9.58

Class Y (12/30/98)
Net asset value	9.82	74.69	5.74	53.64	8.97	14.66	4.66	17.62	9.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund 9

Comparative index returns For periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

BofA Merrill Lynch
U.S. Convertible	—†	89.54%	6.60%	64.59%	10.48%	19.74%	6.19%	17.71%	10.53%
Index

Lipper Convertible
Securities Funds	9.70%	62.31	4.89	45.05	7.66	12.22	3.88	14.19	8.83
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/17, there were 94, 94, 76, 71, 39, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the BofA Merrill Lynch U.S. Convertible Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class Y

Number	2		2	2	2	2		2	2

Income	$0.240		$0.152	$0.150	$0.285	$0.184		$0.212	$0.271

Capital gains	—		—	—	—	—		—	—

Total	$0.240		$0.152	$0.150	$0.285	$0.184		$0.212	$0.271

	Before	After	Net	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	value	charge	charge	value	value

10/31/16	$22.55	$23.93	$22.10	$22.29	$22.55	$22.31	$23.12	$22.45	$22.54

4/30/17	24.50	25.99	24.00	24.21	24.50	24.23	25.11	24.38	24.48

	Before	After	Net	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	value	charge	charge	value	value

Current dividend
rate[1]	1.96%	1.85%	1.25%	1.24%	2.35%	1.50%	1.45%	1.77%	2.22%

Current 30-day
SEC yield[2]	N/A	0.95	0.28	0.28	1.42	N/A	0.50	0.76	1.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Convertible Securities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (6/29/72)
Before sales charge	9.69%	72.43%	5.60%	46.88%	7.99%	11.79%	3.79%	16.88%	6.21%

After sales charge	9.55	62.52	4.98	38.43	6.72	5.36	1.76	10.16	0.10

Class B (7/15/93)
Before CDSC	9.49	62.34	4.96	41.52	7.19	9.32	3.01	16.03	5.84

After CDSC	9.49	62.34	4.96	39.52	6.89	6.42	2.09	11.03	0.84

Class C (7/26/99)
Before CDSC	8.87	59.85	4.80	41.47	7.18	9.28	3.00	15.96	5.83

After CDSC	8.87	59.85	4.80	41.47	7.18	9.28	3.00	14.96	4.83

Class I (3/3/15)
Net asset value	9.81	77.32	5.90	49.18	8.33	12.97	4.15	17.34	6.45

Class M (3/13/95)
Before sales charge	9.03	64.00	5.07	43.27	7.46	10.11	3.26	16.27	5.93

After sales charge	8.95	58.26	4.70	38.25	6.69	6.25	2.04	12.20	2.22

Class R (12/1/03)
Net asset value	9.42	68.09	5.33	45.05	7.72	10.92	3.51	16.57	6.06

Class Y (12/30/98)
Net asset value	9.80	76.75	5.86	48.70	8.26	12.61	4.04	17.14	6.35

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 10/31/16	1.09%*	1.84%*	1.84%*	0.69%	1.59%*	1.34%*	0.84%*

Annualized expense ratio for the
six-month period ended 4/30/17	1.07%	1.82%	1.82%	0.69%	1.57%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Convertible Securities Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.56	$9.45	$9.45	$3.59	$8.15	$6.86	$4.27

Ending value (after expenses)	$1,097.60	$1,093.10	$1,093.10	$1,099.60	$1,094.60	$1,095.80	$1,098.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.36	$9.10	$9.10	$3.46	$7.85	$6.61	$4.11

Ending value (after expenses)	$1,019.49	$1,015.77	$1,015.77	$1,021.37	$1,017.01	$1,018.25	$1,020.73

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates,

Convertible Securities Fund 13

prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch U.S. Convertible Index is an unmanaged index of high-yield U.S. convertible securities.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Convertible Securities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Convertible Securities Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Convertible Securities Fund

The fund’s portfolio 4/30/17 (Unaudited)

	Principal
CONVERTIBLE BONDS AND NOTES (73.1%)*	amount	Value

Aerospace and defense (0.8%)

Aerojet Rocketdyne Holdings, Inc. 144A cv. sr. unsec. sub. notes
2.25%, 12/15/23	$5,168,000	$5,691,260

		5,691,260

Automotive (1.5%)

Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19	6,436,000	6,275,100

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1.25%, 3/1/21	4,045,000	4,191,631

		10,466,731

Biotechnology (3.9%)

BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1.50%, 10/15/20	4,469,000	5,538,767

Emergent BioSolutions, Inc. cv. sr. unsec. unsub. bonds
2.875%, 1/15/21	4,725,000	5,702,484

Incyte Corp. cv. sr. unsec. notes 1.25%, 11/15/20	1,115,000	2,728,266

Medicines Co. (The) 144A cv. sr. unsec. unsub. notes 2.75%, 7/15/23	4,225,000	5,128,094

Merrimack Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
4.50%, 7/15/20	2,734,000	2,346,114

Neurocrine Biosciences, Inc. 144A cv. sr. unsec. notes
2.25%, 5/15/24	4,785,000	4,964,438

		26,408,163

Broadcasting (2.6%)

Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	10,576,000	11,917,830

Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.25%, 9/30/46	5,100,000	5,555,813

		17,473,643

Cable television (2.2%)

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	12,182,000	14,907,723

		14,907,723

Capital goods (1.3%)

Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21	7,235,000	9,138,709

		9,138,709

Commercial and consumer services (5.8%)

Euronet Worldwide, Inc. cv. sr. unsec. bonds 1.50%, 10/1/44	6,134,000	7,598,493

Huron Consulting Group, Inc. cv. sr. unsec. unsub. notes
1.25%, 10/1/19	3,521,000	3,369,157

Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23	7,614,000	7,518,825

Priceline Group, Inc. (The) cv. sr. unsec. Bonds 0.90%, 9/15/21	2,485,000	2,828,241

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
1.00%, 3/15/18	7,031,000	13,701,661

Square, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/22	4,591,000	4,854,983

		39,871,360

Communications equipment (0.5%)

Ciena Corp. 144A cv. sr. unsec. notes 3.75%, 10/15/18	2,574,000	3,296,329

		3,296,329

Components (0.6%)

Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/15/36	4,510,000	4,199,938

		4,199,938

Convertible Securities Fund 17

	Principal
CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	amount	Value

Computers (4.8%)

Avid Technology, Inc. cv. sr. unsec. notes 2.00%, 6/15/20	$5,874,000	$4,306,376

Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19	5,540,000	6,783,038

Electronics For Imaging, Inc. cv. sr. unsec. unsub. bonds
0.75%, 9/1/19	6,885,000	7,315,313

Inseego Corp. cv. sr. unsec. sub. notes 5.50%, 6/15/22	2,166,000	1,908,788

ServiceNow, Inc. cv. sr. unsec. unsub. bonds zero %, 11/1/18	4,600,000	6,187,000

Synchronoss Technologies, Inc. cv. sr. unsec. notes 0.75%, 8/15/19	3,164,000	2,697,310

Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	3,559,000	3,427,762

		32,625,587

Conglomerates (0.9%)

Siemens Financieringsmaatschappij NV cv. company guaranty sr.
unsec. bonds 1.65%, 8/16/19 (Netherlands)	4,750,000	6,054,113

		6,054,113

Construction (0.8%)

Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20 (Mexico)	4,700,000	5,355,063

		5,355,063

Consumer finance (0.5%)

Encore Capital Group, Inc. cv. company guaranty sr. unsec. bonds
3.00%, 7/1/20	3,688,000	3,570,445

		3,570,445

Electronics (11.1%)

Advanced Micro Devices, Inc. cv. sr. unsec. unsub. notes
2.125%, 9/1/26	2,010,000	3,700,913

GT Advanced Technologies, Inc. cv. sr. unsec. sub. notes
3.00%, 12/15/20 F	2,944,000	294

Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 9/1/21	4,215,000	4,312,472

Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39	7,690,000	13,447,888

Microchip Technology, Inc. 144A cv. sr. unsec. sub. notes
1.625%, 2/15/27	16,882,000	17,282,948

Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43	6,270,000	6,771,600

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1.625%, 2/15/33	2,683,000	6,759,483

NXP Semiconductors NV cv. sr. unsec. bonds 1.00%, 12/1/19	4,624,000	5,389,850

ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	8,015,000	8,450,816

OSI Systems, Inc. 144A cv. sr. unsec. unsub. notes 1.25%, 9/1/22	5,990,000	5,933,844

TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20	2,155,000	3,919,406

		75,969,514

Energy (oil field) (0.5%)

SEACOR Holdings, Inc. cv. sr. unsec. unsub. bonds 2.50%, 12/15/27	3,108,000	3,117,713

		3,117,713

Entertainment (0.6%)

Live Nation Entertainment, Inc. cv. sr. unsec. bonds 2.50%, 5/15/19	3,738,000	4,163,198

		4,163,198

Health-care services (2.0%)

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2.75%, 6/15/18	2,412,000	2,381,850

HealthSouth Corp. cv. sr. unsec. sub. notes 2.00%, 12/1/43	5,304,000	6,951,555

Medidata Solutions, Inc. cv. sr. unsec. notes 1.00%, 8/1/18	3,638,000	4,472,466

		13,805,871

18 Convertible Securities Fund

	Principal
CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	amount	Value

Investment banking/Brokerage (0.7%)

Hercules Capital, Inc. 144A cv. sr. unsec. notes 4.375%, 2/1/22	$4,904,000	$5,087,900

		5,087,900

Manufacturing (0.8%)

Greenbrier Cos., Inc. (The) 144A cv. sr. unsec. notes 2.875%, 2/1/24	4,873,000	5,183,654

		5,183,654

Media (1.6%)

Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46	9,315,000	10,939,303

		10,939,303

Medical technology (2.3%)

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4.00%, 8/15/17 (China) (In default) † F	3,213,000	205,632

China Medical Technologies, Inc. 144A cv. sr. unsec. notes 6.25%,
12/15/17 (China) (In default) † F	3,544,000	198,464

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2.00%
(zero %, 3/1/18) 3/1/42 ††	4,390,000	6,406,656

Nevro Corp. cv. sr. unsec. unsub. notes 1.75%, 6/1/21	1,968,000	2,393,580

Wright Medical Group, Inc. cv. sr. unsec. notes 2.00%, 2/15/20	5,606,000	6,566,028

		15,770,360

Oil and gas (2.7%)

Chesapeake Energy Corp. 144A cv. sr. unsec. bonds 5.50%, 9/15/26	7,451,000	7,329,921

Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	3,649,000	4,428,974

Whiting Petroleum Corp. cv. company guaranty sr. unsec. unsub.
notes 1.25%, 4/1/20	7,667,000	6,775,711

		18,534,606

Pharmaceuticals (5.3%)

Clovis Oncology, Inc. cv. sr. unsec. notes 2.50%, 9/15/21	3,915,000	4,771,406

Impax Laboratories, Inc. cv. sr. unsec. notes 2.00%, 6/15/22	5,405,000	4,557,091

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)	11,131,000	12,327,583

Pacira Pharmaceuticals, Inc. (Delaware) 144A cv. sr. unsec. sub.
notes 2.375%, 4/1/22	5,536,000	5,882,000

Sucampo Pharmaceuticals, Inc. cv. sr. unsec. notes
3.25%, 12/15/21	5,149,000	4,955,913

Teligent, Inc. cv. sr. unsec. notes 3.75%, 12/15/19	3,620,000	3,644,888

		36,138,881

Real estate (3.2%)

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5.25%, 12/1/18 R	7,500,000	8,526,563

Colony Starwood Homes 144A cv. sr. unsec. notes 3.50%, 1/15/22 R	4,662,000	5,017,478

Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R	7,045,000	8,040,106

		21,584,147

Semiconductor (5.6%)

Cypress Semiconductor Corp. 144A cv. sr. unsec. notes
4.50%, 1/15/22	4,016,000	4,942,190

Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22	6,485,000	6,594,434

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	1,523,000	3,318,236

Convertible Securities Fund 19

	Principal
CONVERTIBLE BONDS AND NOTES (73.1%)* cont.	amount	Value

Semiconductor cont.

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41	$3,600,000	$15,405,750

Teradyne, Inc. 144A cv. sr. unsec. notes 1.25%, 12/15/23	6,610,000	8,295,550

		38,556,160

Shipping (0.9%)

Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2.25%, 6/1/22	3,212,000	3,511,118

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2.375%, 7/1/19	3,171,000	2,838,045

		6,349,163

Software (2.2%)

Nice Systems, Inc. 144A cv. company guaranty sr. unsec. notes
1.25%, 1/15/24	4,673,000	4,830,714

Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19	5,045,000	6,631,022

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5.25%, 5/15/18	3,545,000	3,607,038

		15,068,774

Technology services (4.9%)

Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4.25%, 8/15/18	2,625,000	6,009,609

J2 Cloud Services, LLC cv. sr. unsec. notes 3.25%, 6/15/29	5,965,000	8,477,756

Proofpoint, Inc. cv. sr. unsec. unsub. notes 0.75%, 6/15/20	6,117,000	6,984,849

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0.25%, 4/1/18	6,380,000	8,461,475

Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	4,015,000	3,688,781

		33,622,470

Telecommunications (0.6%)

CalAmp Corp. cv. sr. unsec. notes 1.625%, 5/15/20	3,800,000	3,838,000

Powerwave Technologies, Inc. cv. unsec. sub. notes 3.875%,
10/1/27 (In default) †F	5,121,000	512

		3,838,512

Tobacco (0.9%)

Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20	5,295,000	6,072,703

		6,072,703

Transportation services (0.5%)

Echo Global Logistics, Inc. cv. sr. unsec. notes 2.50%, 5/1/20	3,441,000	3,217,335

		3,217,335

Trucks and parts (0.5%)

Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	4,018,000	3,721,673

		3,721,673

Total convertible bonds and notes (cost $451,864,873)		$499,801,001

CONVERTIBLE PREFERRED STOCKS (19.8%)*	Shares	Value

Banking (2.4%)

Bank of America Corp. Ser. L, 7.25% cv. pfd.	4,925	$5,971,563

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	8,048	10,210,900

		16,182,463

Electric utilities (2.8%)

DTE Energy Co. $3.25 cv. pfd.	142,710	7,699,205

Great Plains Energy, Inc. cv. pfd. zero %	76,700	4,149,470

NextEra Energy, Inc. $3.06 cv. pfd.	142,740	7,479,576

		19,328,251

20 Convertible Securities Fund

CONVERTIBLE PREFERRED STOCKS (19.8%)* cont.	Shares	Value

Financial (1.2%)

AMG Capital Trust II $2.575 cv. pfd. S	141,220	$8,049,540

		8,049,540

Food (0.6%)

Tyson Foods, Inc. $2.375 cv. pfd.	61,638	4,273,363

		4,273,363

Health-care services (1.1%)

Anthem, Inc. $2.63 cv. pfd.	149,899	7,685,322

		7,685,322

Investment banking/Brokerage (0.9%)

Mandatory Exchangeable Trust 144A $5.75 cv. pfd.	45,439	6,247,408

		6,247,408

Manufacturing (1.9%)

Belden, Inc. $6.75 cv. pfd.	65,921	6,462,236

Rexnord Corp. $2.88 cv. pfd.	113,603	6,401,529

		12,863,765

Oil and gas (1.5%)

Hess Corp. $2.00 cv. pfd.	119,075	7,102,824

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	163,443	3,020,427

		10,123,251

Pharmaceuticals (1.9%)

Allergan PLC Ser. A, 5.50% cv. pfd.	15,225	13,181,501

		13,181,501

Power producers (0.2%)

Dynegy, Inc. $7.00 cv. pfd.	32,928	1,685,914

		1,685,914

Real estate (1.7%)

Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	145,767	5,113,229

iStar, Inc. $2.25 cv. pfd. R	118,715	6,132,817

		11,246,046

Regional Bells (—%)

Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	190	9,500

		9,500

Telecommunications (3.6%)

American Tower Corp. $5.50 cv. pfd. R	104,505	12,096,454

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	110,511	12,102,060

		24,198,514

Total convertible preferred stocks (cost $123,884,760)		$135,074,838

COMMON STOCKS (3.5%)*	Shares	Value

Alphabet, Inc. Class C †	1,740	$1,576,370

Bank of America Corp.	115,275	2,690,519

Comcast Corp. Class A	44,500	1,743,955

Danaher Corp.	20,025	1,668,683

GT Advanced Technologies, Inc. F	476	5

JPMorgan Chase & Co.	30,120	2,620,440

Live Nation Entertainment, Inc. †	67,405	2,167,745

NVIDIA Corp.	69,120	7,209,216

Stone Energy Corp. † S	32,868	688,256

Xilinx, Inc. S	56,710	3,578,954

Total common stocks (cost $19,323,737)		$23,944,143

Convertible Securities Fund 21

			Principal
CORPORATE BONDS AND NOTES (0.2%)*			amount	Value

Stone Energy Corp. company guaranty notes 7.50%, 5/31/22			$1,088,508	$1,050,410

Total corporate bonds and notes (cost $1,248,845)				$1,050,410

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

GT Advanced Technologies, Inc. F	3/17/19	$0.00	487	$5

GT Advanced Technologies, Inc. F	3/17/19	0.00	331	3

Total warrants (cost $91,926)				$8

SHORT-TERM INVESTMENTS (5.0%)*			Shares	Value

Putnam Cash Collateral Pool, LLC 1.05% [d]			10,541,375	$10,541,375

Putnam Short Term Investment Fund 0.87% L			23,665,670	23,665,670

Total short-term investments (cost $34,207,045)				$34,207,045

TOTAL INVESTMENTS

Total investments (cost $630,621,186)				$694,077,445

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $683,882,580.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

22 Convertible Securities Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Communication services	$1,743,955	$—	$—

Conglomerates	1,668,683	—	—

Consumer cyclicals	2,167,745	—	—

Energy	688,256	—	—

Financials	5,310,959	—	—

Technology	12,364,540	—	5

Total common stocks	23,944,138	—	5

Convertible bonds and notes	—	499,396,099	404,902

Convertible preferred stocks	14,272,721	120,802,117	—

Corporate bonds and notes	—	1,050,410	—

Warrants	—	—	8

Short-term investments	23,665,670	10,541,375	—

Totals by level	$61,882,529	$631,790,001	$404,915

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities and other financial instruments represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 23

Statement of assets and liabilities 4/30/17 (Unaudited)

ASSETS

Investment in securities, at value, including $10,256,940 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $596,414,141)	$659,870,400
Affiliated issuers (identified cost $34,207,045) (Notes 1 and 5)	34,207,045

Dividends, interest and other receivables	3,015,901

Receivable for shares of the fund sold	1,488,746

Receivable for investments sold	2,571,480

Prepaid assets	58,290

Total assets	701,211,862

LIABILITIES

Payable for investments purchased	4,844,365

Payable for shares of the fund repurchased	937,211

Payable for compensation of Manager (Note 2)	347,150

Payable for custodian fees (Note 2)	10,725

Payable for investor servicing fees (Note 2)	156,989

Payable for Trustee compensation and expenses (Note 2)	263,274

Payable for administrative services (Note 2)	2,596

Payable for distribution fees (Note 2)	131,915

Collateral on securities loaned, at value (Note 1)	10,541,375

Other accrued expenses	93,682

Total liabilities	17,329,282

Net assets	$683,882,580

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$620,864,207

Undistributed net investment income (Note 1)	10,271,540

Accumulated net realized loss on investments (Note 1)	(10,709,426)

Net unrealized appreciation of investments	63,456,259

Total — Representing net assets applicable to capital shares outstanding	$683,882,580

(Continued on next page)

24 Convertible Securities Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($403,314,769 divided by 16,465,050 shares)	$24.50

Offering price per class A share (100/94.25 of $24.50)*	$25.99

Net asset value and offering price per class B share ($8,499,969 divided by 354,160 shares)**	$24.00

Net asset value and offering price per class C share ($46,277,858 divided by 1,911,514 shares)**	$24.21

Net asset value and offering price per class I share ($10,627 divided by 434 shares)†	$24.50

Net asset value and redemption price per class M share ($3,743,038 divided by 154,461 shares)	$24.23

Offering price per class M share (100/96.50 of $24.23)*	$25.11

Net asset value, offering price and redemption price per class R share
($5,168,143 divided by 211,949 shares)	$24.38

Net asset value, offering price and redemption price per class Y share
($216,868,176 divided by 8,857,301 shares)	$24.48

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 25

Statement of operations Six months ended 4/30/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $18,212)	$4,890,670

Interest (including interest income of $85,251 from investments in affiliated issuers) (Note 5)	3,497,833

Securities lending (net of expenses) (Notes 1 and 5)	21,272

Total investment income	8,409,775

EXPENSES

Compensation of Manager (Note 2)	2,076,505

Investor servicing fees (Note 2)	477,155

Custodian fees (Note 2)	8,556

Trustee compensation and expenses (Note 2)	19,709

Distribution fees (Note 2)	810,715

Administrative services (Note 2)	12,098

Other	143,649

Total expenses	3,548,387

Expense reduction (Note 2)	(907)

Net expenses	3,547,480

Net investment income	4,862,295

Net realized gain on investments (Notes 1 and 3)	10,102,427

Net unrealized appreciation of investments during the period	47,194,144

Net gain on investments	57,296,571

Net increase in net assets resulting from operations	$62,158,866

The accompanying notes are an integral part of these financial statements.

26 Convertible Securities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/17*	Year ended 10/31/16

Operations

Net investment income	$4,862,295	$11,140,740

Net realized gain (loss) on investments	10,102,427	(5,835,246)

Net unrealized appreciation (depreciation) of investments	47,194,144	(678,068)

Net increase in net assets resulting from operations	62,158,866	4,627,426

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,093,266)	(9,161,647)

Class B	(57,686)	(140,515)

Class C	(306,608)	(813,337)

Class I	(123)	(237)

Class M	(29,263)	(60,684)

Class R	(44,976)	(90,919)

Class Y	(2,291,112)	(4,806,908)

From net realized long-term gain on investments
Class A	—	(18,198,242)

Class B	—	(417,431)

Class C	—	(2,554,123)

Class I	—	(342)

Class M	—	(143,679)

Class R	—	(181,132)

Class Y	—	(8,615,448)

Decrease from capital share transactions (Note 4)	(33,085,516)	(168,822,982)

Total increase (decrease) in net assets	22,250,316	(209,380,200)

NET ASSETS

Beginning of period	661,632,264	871,012,464

End of period (including undistributed net investment
income of $10,271,540 and $12,232,279, respectively)	$683,882,580	$661,632,264

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

April 30, 2017**	$22.55	.17	2.02	2.19	(.24)	—	(.24)	—	$24.50	9.76*	$403,315	.53*	.73*	35*

October 31, 2016	23.37	.35	.17	.52	(.49)	(.85)	(1.34)	—	22.55	2.49	404,101	1.09 [d]	1.59 [d]	49

October 31, 2015	25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	—	23.37	(2.86)	517,495	1.06	1.04	67

October 31, 2014	23.57	.18	2.42	2.60	(.57)	—	(.57)	—	25.60	11.10	578,716	1.06	.72	63

October 31, 2013	20.09	.37	3.71	4.08	(.60)	—	(.60)	—[e]	23.57	20.62	556,643	1.08	1.69	72

October 31, 2012	18.97	.36	1.33	1.69	(.57)	—	(.57)	—[e]	20.09	9.07	466,910	1.11	1.87	59

Class B

April 30, 2017**	$22.10	.08	1.97	2.05	(.15)	—	(.15)	—	$24.00	9.31*	$8,500	.91*	.36*	35*

October 31, 2016	22.93	.18	.15	.33	(.31)	(.85)	(1.16)	—	22.10	1.72	9,018	1.84 [d]	.84 [d]	49

October 31, 2015	25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	—	22.93	(3.55)	11,374	1.81	.29	67

October 31, 2014	23.15	(.01)	2.38	2.37	(.39)	—	(.39)	—	25.13	10.27	13,228	1.81	(.04)	63

October 31, 2013	19.75	.20	3.64	3.84	(.44)	—	(.44)	—[e]	23.15	19.68	12,009	1.83	.95	72

October 31, 2012	18.66	.21	1.30	1.51	(.42)	—	(.42)	—[e]	19.75	8.22	10,315	1.86	1.10	59

Class C

April 30, 2017**	$22.29	.08	1.99	2.07	(.15)	—	(.15)	—	$24.21	9.31*	$46,278	.91*	.36*	35*

October 31, 2016	23.11	.18	.16	.34	(.31)	(.85)	(1.16)	—	22.29	1.72	50,827	1.84[d]	.84 [d]	49

October 31, 2015	25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	—	23.11	(3.54)	72,536	1.81	.30	67

October 31, 2014	23.33	(.01)	2.39	2.38	(.39)	—	(.39)	—	25.32	10.27	73,451	1.81	(.06)	63

October 31, 2013	19.90	.20	3.67	3.87	(.44)	—	(.44)	—[e]	23.33	19.68	50,931	1.83	.93	72

October 31, 2012	18.79	.21	1.32	1.53	(.42)	—	(.42)	—[e]	19.90	8.24	38,875	1.86	1.10	59

Class I

April 30, 2017**	$22.55	.22	2.02	2.24	(.29)	—	(.29)	—	$24.50	9.96*	$11	.34*	.91*	35*

October 31, 2016	23.38	.43	.15	.58	(.56)	(.85)	(1.41)	—	22.55	2.87	10	.69 [d]	1.95 [d]	49

October 31, 2015†	25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	—	23.38	(6.05)*	9	.45*	.98 *	67

Class M

April 30, 2017**	$22.31	.11	1.99	2.10	(.18)	—	(.18)	—	$24.23	9.46*	$3,743	.78*	.48*	35*

October 31, 2016	23.14	.23	.16	.39	(.37)	(.85)	(1.22)	—	22.31	1.95	3,590	1.59[d]	1.07[d]	49

October 31, 2015	25.35	.13	(.91)	(.78)	(.39)	(1.04)	(1.43)	—	23.14	(3.32)	3,951	1.56	.54	67

October 31, 2014	23.35	.05	2.40	2.45	(.45)	—	(.45)	—	25.35	10.54	4,583	1.56	.21	63

October 31, 2013	19.91	.26	3.67	3.93	(.49)	—	(.49)	—[e]	23.35	20.01	3,885	1.58	1.20	72

October 31, 2012	18.81	.26	1.31	1.57	(.47)	—	(.47)	—[e]	19.91	8.49	3,406	1.61	1.36	59

Class R

April 30, 2017**	$22.45	.14	2.00	2.14	(.21)	—	(.21)	—	$24.38	9.58*	$5,168	.66*	.60*	35*

October 31, 2016	23.28	.29	.16	.45	(.43)	(.85)	(1.28)	—	22.45	2.21	4,898	1.34[d]	1.32 [d]	49

October 31, 2015	25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	—	23.28	(3.09)	4,972	1.31	.79	67

October 31, 2014	23.48	.12	2.41	2.53	(.51)	—	(.51)	—	25.50	10.83	6,569	1.31	.46	63

October 31, 2013	20.02	.31	3.70	4.01	(.55)	—	(.55)	—[e]	23.48	20.30	5,617	1.33	1.43	72

October 31, 2012	18.91	.31	1.32	1.63	(.52)	—	(.52)	—[e]	20.02	8.78	4,059	1.36	1.61	59

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Convertible Securities Fund	Convertible Securities Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class Y

April 30, 2017**	$22.54	.20	2.01	2.21	(.27)	—	(.27)	—	$24.48	9.86*	$216,868	.41*	.84*	35*

October 31, 2016	23.37	.40	.17	.57	(.55)	(.85)	(1.40)	—	22.54	2.71	189,190	.84 [d]	1.84 [d]	49

October 31, 2015	25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	—	23.37	(2.57)	260,676.81		1.30	67

October 31, 2014	23.56	.24	2.42	2.66	(.63)	—	(.63)	—	25.59	11.38	273,693.81		.95	63

October 31, 2013	20.08	.42	3.72	4.14	(.66)	—	(.66)	—[e]	23.56	20.93	196,399.83		1.89	72

October 31, 2012	18.97	.41	1.32	1.73	(.62)	—	(.62)	—[e]	20.08	9.28	106,584.86		2.12	59

* Not annualized.

** Unaudited.

† For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30 Convertible Securities Fund	Convertible Securities Fund 31

Notes to financial statements 4/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through April 30, 2017.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The objective of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary objective is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (i.e. three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class I, class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class I shares, bear a lower investor servicing fee, which is identified in Note 2. Class I and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

32 Convertible Securities Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Convertible Securities Fund 33

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,541,375 and the value of securities loaned amounted to $10,256,940.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

34 Convertible Securities Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$11,085,528	$—	$11,085,528

The aggregate identified cost on a tax basis is $640,347,512, resulting in gross unrealized appreciation and depreciation of $82,230,968 and $28,501,035, respectively, or net unrealized appreciation of $53,729,933.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.310% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined

Convertible Securities Fund 35

contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$288,868	Class M	2,649

Class B	6,307	Class R	3,532

Class C	34,476	Class Y	141,322

Class I	1	Total	$477,155

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $907 under the expense offset arrangements and by no monies under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $514, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate(“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$501,472

Class B	1.00%	1.00%	43,794

Class C	1.00%	1.00%	239,364

Class M	1.00%	0.75%	13,806

Class R	1.00%	0.50%	12,279

Total			$810,715

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,831 and $56 from the sale of class A and class M shares, respectively, and received $2,449 and $27 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

36 Convertible Securities Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$221,996,840	$240,006,374

U.S. government securities (Long-term)	—	—

Total	$221,996,840	$240,006,374

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	614,111	$14,506,367	1,286,491	$28,362,087

Shares issued in connection with
reinvestment of distributions	160,628	3,788,736	1,180,569	25,489,758

	774,739	18,295,103	2,467,060	53,851,845

Shares repurchased	(2,230,318)	(52,584,143)	(6,686,319)	(143,338,958)

Net decrease	(1,455,579)	$(34,289,040)	(4,219,259)	$(89,487,113)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	10,584	$240,137	42,602	$922,818

Shares issued in connection with
reinvestment of distributions	1,740	40,211	17,773	376,178

	12,324	280,348	60,375	1,298,996

Shares repurchased	(66,265)	(1,531,871)	(148,330)	(3,135,601)

Net decrease	(53,941)	$(1,251,523)	(87,955)	$(1,836,605)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	49,619	$1,154,153	175,173	$3,770,151

Shares issued in connection with
reinvestment of distributions	9,702	226,339	112,921	2,409,648

	59,321	1,380,492	288,094	6,179,799

Shares repurchased	(428,360)	(9,921,901)	(1,146,332)	(24,471,301)

Net decrease	(369,039)	$(8,541,409)	(858,238)	$(18,291,502)

Convertible Securities Fund 37

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class I	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	5	123	27	578

	5	123	27	578

Shares repurchased	—	—	—	—

Net increase	5	$123	27	$578

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	13,912	$325,160	10,515	$219,796

Shares issued in connection with
reinvestment of distributions	1,226	28,619	9,459	202,137

	15,138	353,779	19,974	421,933

Shares repurchased	(21,586)	(507,429)	(29,791)	(635,166)

Net decrease	(6,448)	$(153,650)	(9,817)	$(213,233)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	30,266	$715,716	58,758	$1,265,333

Shares issued in connection with
reinvestment of distributions	1,651	38,804	11,233	241,582

	31,917	754,520	69,991	1,506,915

Shares repurchased	(38,134)	(889,988)	(65,408)	(1,411,597)

Net increase (decrease)	(6,217)	$(135,468)	4,583	$95,318

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,784,523	$42,197,685	2,417,132	$52,513,689

Shares issued in connection with
reinvestment of distributions	75,203	1,774,139	480,361	10,367,362

	1,859,726	43,971,824	2,897,493	62,881,051

Shares repurchased	(1,395,507)	(32,686,373)	(5,660,259)	(121,971,476)

Net increase (decrease)	464,219	$11,285,451	(2,762,766)	$(59,090,425)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	434	100%	$10,627

38 Convertible Securities Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$9,165,600	$75,797,659	$74,421,884	$45,798	$10,541,375

Putnam Short Term
Investment Fund**	37,483,736	100,745,413	114,563,479	85,251	23,665,670

Totals	$46,649,336	$176,543,072	$188,985,363	$131,049	$34,207,045

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	800

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not	Statement of		Statement of
accounted for as	assets and		assets and
hedging instruments	liabilities		liabilities
under ASC 815	location	Fair value	location	Fair value

Equity contracts	Investments	$8	Payables	$—

Total		$8		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total

Equity contracts	$—	$—

Total	$—	$—

Convertible Securities Fund 39

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

40 Convertible Securities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Advantage Fund
Capital Spectrum Fund	High Yield Trust
Emerging Markets Equity Fund	Income Fund
Equity Spectrum Fund	Money Market Fund†
Europe Equity Fund	Short Duration Income Fund
Global Equity Fund	U.S. Government Income Trust
International Capital Opportunities Fund
International Equity Fund	Tax-free Income
Investors Fund	AMT-Free Municipal Fund
Low Volatility Equity Fund	Intermediate-Term Municipal Income Fund
Multi-Cap Core Fund	Short-Term Municipal Income Fund
Research Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds‡:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Convertible Securities Fund 41

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Energy Fund	conservative over time.
Global Financials Fund
Global Health Care Fund	RetirementReady® 2060 Fund
Global Industrials Fund	RetirementReady® 2055 Fund
Global Natural Resources Fund	RetirementReady® 2050 Fund
Global Sector Fund	RetirementReady® 2045 Fund
Global Technology Fund	RetirementReady® 2040 Fund
Global Telecommunications Fund	RetirementReady® 2035 Fund
Global Utilities Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Asset Allocation	RetirementReady® 2020 Fund
George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

42 Convertible Securities Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Convertible Securities Fund 43

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

44 Convertible Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA019 306341 6/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017